Putnam
Tax-Free
Insured
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Risk-averse investors became more adventuresome in recent months and began to retreat from the relative security of U.S. Treasury bonds. As prices on these and other taxable bonds declined, their yields rose. The exodus accelerated somewhat following Federal Reserve Board Chairman Alan Greenspan's comments in July that tighter monetary policy might help stave off inflation.

Since this shift in investor mood had a relatively mild impact on tax-exempt bonds, the result was a slight widening in the yield spread relative to taxable bonds. With the gap back around a more traditional 90% -- a modest retreat from earlier ratios of close to 100% -- municipal bonds are now considered to be at fair value.

In this investment climate, Putnam Tax-Free Insured Fund's manager, Richard Wyke, continues to place heavy emphasis on maximizing current income while maintaining a portfolio as free of volatility as possible. Rick explains his strategies in the following review of your fund's performance during the fiscal year that ended on July 31, 1999.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 15, 1999



Report from the Fund Manager

Richard P. Wyke

Considerable change has taken place in the municipal bond environment since the midpoint of Putnam Tax-Free Insured Fund's 1999 fiscal year. In our semiannual report, we commented on a relatively quiet year in the municipal market, dominated by bargain prices and high yields compared to Treasury yields. Lately the bond markets (including municipals) have been under pressure because of concerns about rising interest rates and inflation. While rising rates have a negative effect on bond prices, dragging down short-term total return performance, they do provide an opportunity to potentially lock in higher yields and increase the portfolio's income over time. The impact of rising interest rates on your fund's total return for the 12 months ended July 31, 1999, can be seen in the table below.

Total return for 12 months ended 7/31/99

     Class A          Class B         Class C          Class M
   NAV     POP      NAV    CDSC     NAV    CDSC      NAV     POP
--------------------------------------------------------------------
   0.96%  -3.85%    1.00%  -3.78%  -0.09%  -1.04%    0.91%  -2.39%
--------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.


* FED POLICY AFFECTS YIELD CURVE

Given the strength of the economy and Federal Reserve Board Chairman Alan Greenspan's comments to Congress on June 22 implying that interest rates could rise again, we focused on reducing volatility in the portfolio as well as providing a steady flow of tax-free income. Although Greenspan made it clear that the Fed did not see signs of inflation (the bond market's enemy), he felt it might be prudent to take back the three interest-rate cuts that occurred in late 1998. While his statements were balanced and lacked any crisis tone, the market responded negatively, forcing interest rates upward.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care           17.5%

Transportation        16.9%

Water and
sewer                 16.1%

Utilities             15.1%

Education              7.8%

Footnote reads:
*Based on net assets as of 7/31/99. Holdings will vary over time.


Climbing interest rates and hospital credit woes continued to take their toll on new-issue volume of municipal bonds as the national supply fell approximately 25% in comparison to the first half of 1998. However, we have seen continued healthy demand for municipal bonds, which provided strong technical support for the municipal bond market and helped support bond prices.

For most of the fiscal year, we saw opportunity in intermediate-term bonds (8 to 15 years), but the lack of demand from insurance companies (the primary buyers of intermediate bonds) held their performance back. Then, at the end of June (and again in mid August, shortly after the close of fiscal 1999), the Fed tightened short-term interest rates, each by a quarter of a percentage point. These moves flattened the shape of the yield curve at the shorter end and created more value for intermediate bonds relative to longer-term bonds. A flatter yield curve means that the difference between short- and long-term rates is relatively small.


"While rising rates have a negative effect on bond prices, dragging down short-term total return performance, they do provide an opportunity to potentially lock in higher yields and increase the portfolio's income over time."

-- Richard P. Wyke, Fund manager


The reward for extending maturities is small as well, and more investors prefer to stay in the short and intermediate ranges of the curve. We anticipate that this pattern will hold and look forward to better performance from intermediate bonds in the future.

* NEW ACQUISITIONS INCREASE CALL PROTECTION

Call protection seeks to keep higher-yielding bonds in the portfolio for a longer period of time. There are a few ways to protect the bonds in the portfolio from being called away. One way to is to buy discount bonds with low coupon rates. This strategy confers a certain amount of call protection because these bonds are less likely to be refinanced by the issuer. Another way to increase call protection is to purchase noncallable bonds or bonds with distant call dates.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Hernando County, Florida,
Criminal Justice Revenue Bonds,
7.65% 7/1/16

Portland, Oregon, Sewer System
Revenue Bonds,
5.00% 6/1/12

Utah Intermountain Power Agency
Revenue Bonds,
6.15% 7/1/14

Fredericksburg, Virginia, Industrial
Development Authority Hospital
Inverse Floating Rate Bonds,
9.72% 8/15/23

New York State Energy Niagra
Mohawk Power Corp. Revenue Bonds,
7.20% 7/1/29

Massachusetts State Tufts University
Revenue Bonds,
4.75% 2/15/28

State of California General
Obligation Bonds,
5.50% 4/1/12

Houston, Texas, Water and Sewer
Revenue Bonds,
6.38% 12/1/17

Massachusetts Turnpike Authority
Revenue Bonds,
5.00% 1/1/37

Cook County, Illinois, General
Obligation Bonds,
5.00% 1/15/08

Footnote reads:
These holdings represent 20.5% of the fund's net assets as of 7/31/99. Portfolio holdings will vary over time.


One example of a newly acquired noncallable bond is the Cook County, Illinois, general obligation bonds that mature in 2008. Also during the period, at a discount we purchased Portland, Oregon, sewer system revenue bonds, which mature in 2012. While these holdings and others discussed in this report were viewed favorably at the end of the period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

Reimbursement and regulatory concerns have hurt some of the credit ratings of issuers within the health-care industry. However, there are some attractive fundamental values in this sector that make health-care holdings like the Fredericksburg, Virginia, revenue bonds valuable contributors to performance. The health-care industry is a good example of a sector in which bond insurance -- which reduces risk by assuring the timely payment of principal and interest of the bonds -- is especially beneficial.

* VOLATILITY EXPECTED NEAR TERM, FOLLOWED BY IMPROVED OUTLOOK

In summary, there are many high-profile issues to be concerned about that may affect the bond markets: inflationary and Fed fears and irrational reactions to the arrival of the year 2000 (Y2K). After much research, we believe that a sharp reaction in the markets to Y2K is not warranted by the fundamentals and is not a likely event.

The rise in interest rates over the past few months is a normal reaction to fears of inflation and an overheated economy. While such an environment is not ideal, it is part of the cyclical nature of the financial markets and one of the reasons we have always advised shareholders to diversify their investments. Interest rates are likely to trend higher over the next several months, but over the longer term we believe that inflation will be held in check by the Fed's vigilant stance. Interest rates should eventually decline, providing a positive environment for future performance.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/99, there is no guarantee the fund will continue to hold these securities in the future. Shares of the fund are not insured and their price will fluctuate with market conditions.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Insured Fund is designed for investors seeking high current income free from federal income tax through investments primarily in insured and Aaa-rated tax-exempt securities.




TOTAL RETURN FOR PERIODS ENDED 7/31/99

                     Class A          Class B         Class C           Class M
(inception dates)   (9/20/93)        (9/9/85)        (7/26/99)         (6/1/95)
                   NAV     POP      NAV   CDSC      NAV     CDSC      NAV    POP
--------------------------------------------------------------------------------------
1 year            0.96%   -3.85%   1.00%  -3.78%  -0.09%    -1.04%   0.91%  -2.39%
--------------------------------------------------------------------------------------
5 years          32.20    25.93   30.51   28.51   26.90     26.90   29.92   25.73
Annual average    5.74     4.72    5.47    5.15    4.88      4.88    5.37    4.69
--------------------------------------------------------------------------------------
10 years         82.05    73.35   78.81   78.81   72.57     72.57   78.01   72.19
Annual average    6.17     5.66    5.98    5.98    5.61      5.61    5.94    5.58
--------------------------------------------------------------------------------------
Life of fund    173.35   160.29  168.50  168.50  157.51    157.51  167.29  158.64
Annual average    7.51     7.13    7.37    7.37    7.05      7.05    7.33    7.08
--------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/99

                       Lehman
                 Brothers Municipal               Consumer
                     Bond Index                  price index
--------------------------------------------------------------------------
1 year                  2.88%                        2.14%
--------------------------------------------------------------------------
5 years                38.27                        12.33
Annual average          6.70                         2.35
--------------------------------------------------------------------------
10 years              102.79                        34.00
Annual average          7.33                         2.97
--------------------------------------------------------------------------
Life of fund          212.87                        54.35
Annual average          8.54                         3.17
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/89

                                 Lehman Bros. Municipal   Consumer price
Date       Fund's class B shares      Bond Index               index

7/31/89            10,000                10,000               10,000
7/31/90            10,055                10,693               10,482
7/31/91            11,306                11,627               10,949
7/31/92            12,803                13,224               11,294
7/31/93            13,700                14,394               11,608
7/31/94            13,701                14,667               11,929
7/31/95            14,595                15,823               12,259
7/31/96            15,390                16,867               12,621
7/31/97            16,891                18,599               12,902
7/31/98            17,703                19,712               13,119
7/31/99           $17,881               $20,279              $13,400

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class A and M shares would have been valued at $18,205 and $17,801, respectively ($17,335 and $17,219 at public offering price). A $10,000 investment in the fund's class C shares would have been valued at $17,257 and no contingent deferred sales charges would apply. See first page of performance section for performance calculation method.




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/99

                              Class A        Class B      Class C       Class M
--------------------------------------------------------------------------------------
Distributions (number)          12             12           --            12
--------------------------------------------------------------------------------------
Income                      $0.720923      $0.724482    $0.012011 1   $0.664368
--------------------------------------------------------------------------------------
Capital gains2
  Long-term                  0.096500       0.096500        --         0.096500
--------------------------------------------------------------------------------------
  Short-term                 0.025100       0.025100        --         0.025100
--------------------------------------------------------------------------------------
  Total                     $0.842523      $0.846082    $0.012011     $0.785968
--------------------------------------------------------------------------------------
Share value:              NAV       POP        NAV          NAV     NAV       POP
--------------------------------------------------------------------------------------
7/31/98                  $15.40    $16.17    $15.42           --   $15.39    $15.91
--------------------------------------------------------------------------------------
7/26/99*                     --        --        --       $14.83       --        --
--------------------------------------------------------------------------------------
7/31/99                   14.72     15.45     14.74        14.72    14.76     15.26
--------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------
Current dividend rate3     4.92%     4.69%     4.52%           *     4.62%     4.47%
--------------------------------------------------------------------------------------
Taxable equivalent4        8.15      7.77      7.48           --     7.65      7.40
--------------------------------------------------------------------------------------
Current 30-day SEC yield5  5.10      4.85      4.60            *     4.79      4.63
--------------------------------------------------------------------------------------
Taxable equivalent4        8.44      8.03      7.62           --     7.93      7.67
--------------------------------------------------------------------------------------

1 This amount has been declared but not distributed.

2 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes.
  For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

3 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

*Class C inception date. Due to their brief performance history, no yield information is yet available for class C shares.






TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                   Class A            Class B           Class C           Class M
(inception dates) (9/20/93)          (9/9/85)          (7/26/99)         (6/1/95)
                NAV       POP      NAV     CDSC      NAV     CDSC      NAV     POP
--------------------------------------------------------------------------------------
1 year          0.87%    -3.92%    0.97%   -3.81%   -0.02%   -0.97%    0.80%   -2.49%
--------------------------------------------------------------------------------------
5 years        34.10     27.75    32.36    30.36    28.96    28.96    31.81    27.50
Annual average  6.04      5.02     5.77     5.45     5.22     5.22     5.68     4.98
--------------------------------------------------------------------------------------
10 years       83.22     74.58    80.04    80.04    74.13    74.13    79.28    73.50
Annual average  6.24      5.73     6.06     6.06     5.70     5.70     6.01     5.66
--------------------------------------------------------------------------------------
Life of fund  172.52    159.50   167.79   167.79   157.43   157.43   166.66   158.03
Annual average  7.54      7.15     7.40     7.40     7.09     7.09     7.37     7.11
--------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended July 31, 1999

To the Trustees of Putnam Tax-Free Income Trust and
Shareholders of Putnam Tax-Free Insured Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Free Insured Fund (the "fund") at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 13, 1999





KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
BIGI            -- Bond Investor Guaranty Insurance
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FRB             -- Floating Rate Bonds
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
IF COP          -- Inverse Floating Rate Certificate of Participation
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes


The fund's portfolio
July 31, 1999

MUNICIPAL BONDS AND NOTES (102.0%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alabama (3.0%)
--------------------------------------------------------------------------------------------------------------------------
         $3,000,000  Alabama A&M U. Rev. Bonds, MBIA ,
                       6 1/2s,11/1/25                                                           Aaa         $    3,367,500
                     Jefferson Cnty., Swr. Rev. Bonds
          8,750,000    (Rites-PA), Ser. 487 R, FRB, 8.2s, 2/1/38
                       (acquired 3/23/99, cost $9,982,335) (RES)                                AAA              9,089,063
          5,000,000    Ser. A, FGIC, 5s, 2/1/33                                                 Aaa              4,562,500
                                                                                                            --------------
                                                                                                                17,019,063

Alaska (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  AK Hsg. Fin. Corp. Rev. Bonds, Ser. A,
                       MBIA, 5.9s, 12/1/19                                                      Aaa              6,112,500

Arizona (1.4%)
--------------------------------------------------------------------------------------------------------------------------
                     AZ State Muni. Fin. Program COP
          1,000,000    Ser 31, BIGI, 7 1/4s, 8/1/09                                             Aaa              1,200,000
          5,700,000    Ser 34, BIGI, 7 1/4s, 8/1/09                                             Aaa              6,840,000
                                                                                                            --------------
                                                                                                                 8,040,000

California (11.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,300,000  Beverly Hills, Fin. Auth. Rev. Bonds, FRB, MBIA,
                       7.87s, 6/1/15                                                            Aaa              1,371,500
          4,000,000  CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
                       Ser. Q, MBIA, 5.85s, 8/1/16                                              Aaa              4,095,000
          9,500,000  CA State G.O. Bonds, MBIA, 5 1/2s, 4/1/12                                  Aaa              9,998,750
          3,000,000  CA Statewide Cmnty. Dev. Auth. Step-up
                       Recovery Floater COP (Motion Picture
                       & TV Fund), AMBAC, 5.68s, 1/1/24                                         Aaa              2,936,250
          2,000,000  East Bay, Muni. Util. Dist. Wtr. Syst. Rev. Bonds,
                       MBIA, 4 3/4s, 6/1/34                                                     Aaa              1,750,000
                     Los Angeles Cnty. Trans. Comm. Sales Tax
                       Rev. Bonds
          2,500,000    Ser. A, FGIC, 6 3/4s, 7/1/20                                             Aaa              2,678,125
          4,000,000    (Proposition C), Ser. A, MBIA, 6 3/4s, 7/1/19                            Aaa              4,375,000
          3,455,000    (Proposition C), Ser. A, MBIA, 6 1/2s, 7/1/20                            Aaa              3,752,994
          3,000,000    Ser. B, AMBAC, 6 1/2s, 7/1/13                                            Aaa              3,172,500
          5,000,000  Los Angeles Cnty., Pub. Wks. Fin. Auth. Lease
                       Rev. Bonds (Multiple Cap. Fac.), Ser. B,
                       AMBAC, 5 1/8s, 12/1/17                                                   Aaa              4,887,500
          5,000,000  Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
                       Ser. Y, MBIA, 6 3/4s, 9/1/19                                             Aaa              5,381,250
          3,500,000  San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                       7.73735s, 4/23/08                                                        Aaa              4,020,625
          5,000,000  San Diego, Regl. Bldg. Auth. Lease COP, MBIA,
                       6.9s, 5/1/23                                                             Aaa              5,150,000
          3,680,000  Santa Ana, Fin. Auth. Lease Rev. Bonds
                       (Police Admin. & Hldg. Fac.), Ser. A, MBIA,
                       6 1/4s, 7/1/17                                                           Aaa              4,112,400
          2,500,000  Southern CA Pub. Pwr. Auth. Rev. Bonds IFB,
                       FGIC, 6.72s, 7/1/12                                                      Aaa              2,581,250
          6,300,000  U. of CA Rev. Bonds (Multi-Purpose), Ser. A,
                       MBIA, 6 7/8s, 9/1/16                                                     Aaa              6,937,875
                                                                                                            --------------
                                                                                                                67,201,019

Colorado (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,224,000  CO Hlth. Fac. Auth. Rev. Bonds
                       (Cmnty. Provider Pooled Loan Program),
                       Ser. A, FSA, 7 1/4s, 7/15/17                                             Aaa              4,477,440
          6,800,000  CO Pub. Hwy. Auth. Rev. Bonds, Ser. B,
                       MBIA, zero %, 9/1/20                                                     AAA              2,116,500
                     Denver, City & Cnty. Arpt. Rev. Bonds, Ser. C, MBIA
          1,180,000    6 3/4s, 11/15/22                                                         Aaa              1,267,025
          1,765,000    6 3/4s, 11/15/13                                                         Aaa              1,903,994
            235,000    Ser. C, 6 3/4s, 11/15/13, Prerefunded                                    Aaa                256,150
          6,000,000  Jefferson Cnty., School Dist. G.O. Bonds,
                       MBIA, 6 1/2s, 12/15/10                                                   Aaa              6,825,000
         10,500,000  Metropolitan Football Stadium Sales Tax
                       Rev. Bonds, Ser. A, MBIA, zero %, 1/1/09                                 AAA              6,628,125
                                                                                                            --------------
                                                                                                                23,474,234

Delaware (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  DE State Econ. Dev. Auth. Poll. Control Rev. Bonds
                       (Delmarva Pwr.), Ser. B, FGIC, 7.15s, 7/1/18                             Aaa              5,325,000
          6,240,000  DE Trans. Auth.Syst. Rev. Bonds, AMBAC,
                       5 1/8s, 7/1/16                                                           Aaa              6,138,600
                                                                                                            --------------
                                                                                                                11,463,600

District of Columbia (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          8,440,000  DC G.O. Bonds, Ser. B, MBIA, 6s, 6/1/11                                    Aaa              9,020,250
          9,000,000  DC Convention Ctr. Auth. Rev. Bonds, AMBAC,
                       4 3/4s, 10/1/28                                                          Aaa              7,841,250
                                                                                                            --------------
                                                                                                                16,861,500
Florida (7.5%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  Dade Cnty., Professional Sports Franchise
                       Fac. Tax Rev. Bonds, MBIA, 4 3/4s, 10/1/30                               Aaa              5,295,000
          2,235,000  FL Hsg. Fin. Agcy. Home Ownership Rev. Bonds,
                       Ser. 1987 G2, Class B, GNMA Coll.,
                       8.595s, 11/1/18                                                          AAA              2,500,406
         13,675,000  Hernando Cnty. Rev. Bonds (Criminal Justice
                       Complex Fin.), FGIC, 7.65s, 7/1/16                                       Aaa             17,350,156
          5,500,000  Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C,
                       MBIA, 8.908s, 10/29/21                                                   Aaa              6,256,250
          5,000,000  Orlando & Orange Cnty., Expressway Auth.
                       Rev. Bonds FGIC, 8 1/4s, 7/1/14                                          Aaa              6,575,000
          4,000,000  Sumter Cnty., School Dist. Rev. Bonds
                       (Multi Dist. Loan Program), FSA, 7.15s, 11/1/15                          Aaa              4,835,000
                                                                                                            --------------
                                                                                                                42,811,812

Georgia (4.5%)
--------------------------------------------------------------------------------------------------------------------------
                     GA Muni. Elec. Pwr. Auth. Rev. Bonds
          3,815,000    Ser. V, MBIA, 6 1/2s, 1/1/12                                             Aaa              4,277,569
          1,315,000    Ser. V, MBIA, 6 1/2s, 1/1/12, Prerefunded                                Aaa              1,479,375
          5,500,000    Ser. Y, AMBAC, 6.4s, 1/1/13                                              Aaa              6,125,625
          7,500,000    Ser. B, AMBAC, 6 1/4s, 1/1/12                                            Aaa              8,240,625
          5,700,000    Ser. A, FSA, 5 1/2s, 1/1/12                                              Aaa              5,878,125
                                                                                                            --------------
                                                                                                                26,001,319

Illinois (4.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,525,000  Chicago, Res. Recvy. Mtge. Rev. Bonds, Ser. B,
                       MBIA, zero %, 10/1/09                                                    Aaa                754,875
         10,000,000  Chicago, Board of Ed. G.O. Bonds, Ser. B, zero %,
                       FGIC, 12/1/09                                                            Aaa              5,962,500
          2,600,000  Chicago, Central Pub. Library Rev. Bonds, Ser. B,
                       AMBAC, 6.85s, 1/1/17                                                     Aaa              2,817,750
          9,755,000  Cook Cnty., G.O. Bonds, Ser. B, FGIC, 5s, 11/15/08                         Aaa              9,840,356
          5,000,000  Regional Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
                       8s, 6/1/17                                                               Aaa              6,462,500
                                                                                                            --------------
                                                                                                                25,837,981

Indiana (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          6,250,000  Fort Wayne, Hosp. Auth. Rev. Bonds
                       (Parkview Hlth. Syst., Inc.), MBIA,
                       4 3/4s, 11/15/28                                                         Aaa              5,406,250
          7,500,000  IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
                       (Columbus Regl. Hosp.), FSA, 7s, 8/15/15                                 Aaa              8,821,875
                                                                                                            --------------
                                                                                                                14,228,125

Louisiana (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            913,161  East Baton Rouge, Mtge. Fin. Auth. Single Fam.
                       Mtge. Rev. Bonds (Mortgage-Backed
                       Securities Program), Ser. B, GNMA Coll.,
                       8 1/4s, 2/25/11                                                          Aaa                956,536

Massachusetts (5.5%)
--------------------------------------------------------------------------------------------------------------------------
         12,105,000  MA State Indl. Fin. Agcy. Rev. Bonds (Tufts U.),
                       Ser. H, MBIA, 4 3/4s, 2/15/28                                            Aaa             10,607,006
                     MA State Tpk. Auth. Hwy. Syst. Rev. Bonds, Ser. A
          6,300,000    AMBAC, 5s, 1/1/39                                                        Aaa              5,670,000
         11,000,000    MBIA, 5s, 1/1/37                                                         Aaa              9,913,750
          6,000,000  MA State Wtr. Resources Auth. Rev. Bonds,
                       Ser. A, FSA, 4 3/4s, 8/1/37                                              Aaa              5,167,500
                                                                                                            --------------
                                                                                                                31,358,256

Michigan (2.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Grand Traverse Cnty., Hosp. Rev. Bonds
                       (Munson Healthcare), Ser. A, AMBAC, 5s, 7/1/28                           Aaa              2,268,750
                     MI State Strategic Fund Ltd. Oblig. Rev. Bonds
          4,000,000    AMBAC, 7s, 5/1/21                                                        Aaa              4,785,000
          2,750,000    Ser. AA, FGIC, 6.95s, 5/1/11                                             Aaa              3,217,500
          5,000,000    (Detroit Edison Co.), Ser. A, MBIA, 5.55s, 9/1/29                        Aaa              4,793,750
                                                                                                            --------------
                                                                                                                15,065,000

Minnesota (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,750,000  MN Agricultural & Econ. Dev. Board Rev. Bonds
                       (Benedictine Hlth.), MBIA, Ser. A, 5 1/4s, 2/15/13                       AAA              3,754,688

Missouri (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  MO State Hlth. & Edl. Fac. Auth. Hlth. Fac.
                       Rev. Bonds (Heartland Hlth. Sys. Project),
                       AMBAC, 6.35s, 11/15/17                                                   Aaa              2,656,250
          5,000,000  Sikeston Elec. Rev. Bonds, MBIA, 6s, 6/1/14                                Aaa              5,450,000
                                                                                                            --------------
                                                                                                                 8,106,250

Nebraska (2.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                       9.234s, 11/15/16                                                         Aaa              3,375,000
                     NE Investment Fin. Auth. Single Fam. Mtge. IFB
          8,000,000    Ser. B, GNMA Coll., 9.452s, 3/15/22                                      Aaa              8,492,880
          2,800,000    Ser. 2, GNMA Coll., 8.64s, 9/10/30                                       Aaa              3,013,500
                                                                                                            --------------
                                                                                                                14,881,380

Nevada (4.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Clark Cnty., Passenger Fac. Rev. Bonds
                       (Las Vegas McCarran Intl.), MBIA, 4 3/4s, 7/1/22                         Aaa              4,468,750
                     Clark Cnty., School Dist. G.O. Bonds
          5,800,000    Ser. A, MBIA, 7s, 6/1/10 (SEG)                                           Aaa              6,786,000
          6,935,000    FSA, 5s, 6/15/08                                                         Aaa              7,030,356
          7,350,000  Nevada State G.O. Bonds, MBIA, 4 3/4s, 5/15/26                             AAA              6,486,375
                                                                                                            --------------
                                                                                                                24,771,481

New Hampshire (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     NH Higher Ed. & Hlth. Fac. Auth. VRDN
                       (VHA New England Inc.), AMBAC
          1,900,000    Ser. B, 3.2s, 12/1/25                                                    A-1              1,900,000
          1,400,000    Ser. D, 3.2s, 12/1/25                                                    A-1              1,400,000
          2,500,000  NH State Tpk. Sys. IFB, FGIC, 10.083s, 11/1/17                             Aaa              3,153,125
                                                                                                            --------------
                                                                                                                 6,453,125

New Jersey (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Middlesex Cnty., Utils. Auth. Swr. IFB, Ser. A, MBIA,
                       6 1/4s, 8/15/10                                                          Aaa              3,337,350
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          1,700,000    (Meridian Hlth. Syst. Oblig. Group), FSA,
                       5 1/4s, 7/1/29                                                           AAA              1,640,500
          2,480,000    (St. Barnabas Hlth.), Ser. B, MBIA, 5 1/4s, 7/1/12                       Aaa              2,492,400
          6,000,000  NJ State Trans. Fund Auth. Rev. Bonds, Ser. A,
                       AMBAC, 5 1/4s, 6/15/09                                                   Aaa              6,165,000
                                                                                                            --------------
                                                                                                                13,635,250

New Mexico (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            445,000  NM Mtge. Fin. Auth. Single Fam. Mtge. Rev. Bonds,
                       Ser. C, FGIC, 8 1/2s, 7/1/07                                             Aaa                450,474

New York (9.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,670,000  Long Island Pwr. Auth. FRB, Ser. 66, MBIA,
                       6.92s, 4/1/10 (acquired 11/3/98,
                       cost $5,270,660) (RES)                                                   Aaa              4,850,963
                     Metropolitan Trans. Auth. Commuter Fac.
                       Rev. Bonds, MBIA
          4,500,000    5.7s, 7/1/17                                                             Aaa              4,640,625
          7,425,000    Ser. A, 5.7s, 7/1/17                                                     Aaa              7,657,031
                     NY City, Muni. Wtr. & Swr. Syst. Fin. Auth.
                       Rev. Bonds
          7,265,000    Ser. B, FGIC, 7 1/2s, 6/15/11                                            Aaa              8,790,650
          2,735,000    Ser. B, FGIC, 7 1/2s, 6/15/11, Prerefunded                               Aaa              3,302,513
          7,000,000    Ser. D, MBIA, 4 3/4s, 6/15/25                                            Aaa              6,238,750
          3,000,000  NY City, Transitional Fin. Auth. Rev. Bonds, Ser. A,
                       FGIC, 5 1/4s, 11/15/13                                                   Aa3              3,022,500
          5,000,000  NY State Dorm. Auth. Rev. Bonds
                       (State U. Edl. Facs.), Ser. A, MBIA,
                       4 3/4s, 5/15/25                                                          AAA              4,456,250
          3,000,000  NY State Energy Res. & Dev. Auth. IFB,
                       MBIA, 7.591s, 7/8/26                                                     Aaa              3,007,500
          9,750,000  NY State Energy Res. & Dev. Auth. Poll. Control
                       Rev. Bonds (Niagra Mohawk Pwr. Corp.),
                       Ser. A, FGIC, 7.2s, 7/1/29                                               Aaa             10,993,125
                                                                                                            --------------
                                                                                                                56,959,907

North Carolina (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
                       (No. 1, Catawba Elec.), MBIA, 5.6s, 1/1/20                               Aaa              4,010,000

Ohio (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,505,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                       Ser. 85-A, FGIC, zero %, 1/15/15                                         Aaa                329,219

Oregon (2.5%)
--------------------------------------------------------------------------------------------------------------------------
         14,250,000  Portland, Swr. Syst. Rev. Bonds, Ser. A,
                       FGIC, 5s, 6/1/12                                                         Aaa             14,160,939

Pennsylvania (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,730,000  Allegheny Cnty. Port. Auth. Rev. Bonds, MBIA,
                       5 1/2s, 6/1/09                                                           AAA              3,888,525
          2,000,000  Keystone Oaks, School Dist IFB, AMBAC,
                       8.95s, 9/1/16                                                            Aaa              2,257,500
          2,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                       Rev. Bonds (Sacred Heart Hosp. Norristown),
                       Ser. A, MBIA, 6.8s, 2/1/13                                               Aaa              2,007,700
          3,000,000  Philadelphia, Regl. Port Auth. Lease IFB
                       (Kidder Peabody), MBIA, 8.15s, 9/1/13                                    Aaa              3,378,750
          2,000,000  Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                       Ser. A, FGIC, 7 1/8s, 6/1/13                                             Aaa              2,130,000
                                                                                                            --------------
                                                                                                                13,662,475

South Carolina (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     Piedmont, Muni. Pwr. Agcy. Rev. Bonds, Ser. A, MBIA
          1,500,000    5 1/2s, 1/1/13                                                           Aaa              1,546,875
          1,100,000    5 1/4s, 1/1/12                                                           Aaa              1,116,500
          3,500,000  SC Jobs Econ. Dev. Auth. Hosp. Fac. IFB
                       (St. Francis Hosp.-Franciscan Sisters),
                       AMBAC, 7.02s, 8/1/15                                                     Aaa              3,530,625
                                                                                                            --------------
                                                                                                                 6,194,000

Tennessee (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,895,000  Johnson, Hlth. & Edl. Rev. Bonds
                       (Johnson City Med. Ctr.), MBIA, 5 1/2s, 7/1/12                           AAA              7,101,850
          4,840,000  Knox Cnty., Hlth., Ed. & Hsg. Fac. Rev. Bonds
                       (Fort Sanders Alliance), MBIA, 5 3/4s, 1/1/14                            Aaa              5,082,000
                                                                                                            --------------
                                                                                                                12,183,850

Texas (9.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,680,000  Austin, Arpt. Syst. Rev. Bonds, Ser. A, MBIA,
                       6.1s, 11/15/11                                                           Aaa              6,006,600
          3,490,000  Brownsville, Util. Syst. Rev. Bonds, AMBAC,
                       6 1/4s, 9/1/11                                                           Aaa              3,856,450
             36,000  Dallas Cnty., Hsg. Fin. Corp. Single Fam. Mtge.
                       Rev. Bonds, MBIA, 10s, 10/1/07                                           Aaa                 36,221
                     Harris Cnty., Hlth. Facs. Dev. Rev. Bonds
                       (Christus Health), Ser. A, MBIA
          4,000,000    5 1/2s, 7/1/10                                                           AAA              4,155,000
          7,000,000    5 3/8s, 7/1/08                                                           AAA              7,218,750
          5,000,000  Harris Cnty., Hosp. Dist. Mtge. Rev. Bonds,
                       AMBAC, 7.4s, 2/15/10                                                     Aaa              5,825,000
                     Houston, Wtr. & Swr. Syst. Rev. Bonds
          9,400,000    Ser. C, AMBAC, 6 3/8s, 12/1/17                                           Aaa              9,917,000
          6,000,000    Ser. A, FSA, 5 1/2s, 12/1/08                                             Aaa              6,292,500
          7,000,000  Lockhart, Correctional Fac. Fin. Corp. Rev. Bonds,
                       MBIA, 6 5/8s, 4/1/12                                                     Aaa              7,280,000
          5,000,000  Rio Grande Valley, Hlth Fac. Dev. Corp. Rev. Bonds,
                       MBIA, 6.4s, 8/1/12                                                       Aaa              5,306,250
                                                                                                            --------------
                                                                                                                55,893,771

Utah (2.3%)
--------------------------------------------------------------------------------------------------------------------------
         12,400,000  Utah Pwr. Supply Rev. Bonds (Intermountain
                       Pwr. Agcy.), Ser. A, MBIA, 6.15s, 7/1/14                                 A1              13,438,500

Virginia (2.0%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                       FGIC, 9.722s, 8/15/23                                                    Aaa             11,350,000

Washington (3.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Tacoma, Elec. Syst. IFB, AMBAC, 9.347s, 1/2/15                             Aaa              2,207,500
                     WA State Pub. Pwr. Supply Syst. Rev. Bonds
          3,400,000    (Nuclear No. 2), Ser. C, FGIC, 7 3/8s, 7/1/11                            Aaa              3,616,750
          6,000,000    (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                            Aaa              7,170,000
          5,000,000    (Nuclear No. 1), Ser. A, AMBAC, 5.7s, 7/1/09                             Aaa              5,268,750
                                                                                                            --------------
                                                                                                                18,263,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $564,935,556) (b)                                              $  584,929,254
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $573,633,094.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      July 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 1999. Securities rated by
      Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $565,338,257, resulting in gross unrealized appreciation and depreciation of $29,051,489 and $9,460,492, respectively, or net unrealized appreciation of $19,590,997.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      July 31, 1999 was $13,940,026 or 2.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 1999.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at July 31, 1999.

      The fund had the following industry group concentrations greater than 10% at July 31, 1999 (as a percentage of net assets):

          Health care            17.5%
          Transportation         16.9
          Water & sewerage       16.1
          Utilities              15.1

      The fund had the following insurance concentrations greater than 10% at July 31, 1999 (as a percentage of net assets):

          MBIA                   48.6%
          FGIC                   21.5
          AMBAC                  18.5


------------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 1999
                                      Aggregate Face      Expiration    Unrealized
                         Total Value       Value             Date      Appreciation
------------------------------------------------------------------------------------
Muni Bond
Index (Short)           $16,528,750     $16,621,578         Sep-99        $92,828
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $564,935,556) (Note 1)                                            $584,929,254
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        6,329,660
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  539,328
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        3,596,434
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         105,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        595,499,676

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      8,202,384
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     11,580,875
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,050,894
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              359,836
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            289,563
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               70,333
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            26,394
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3,314
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  212,318
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   70,671
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    21,866,582
-----------------------------------------------------------------------------------------------
Net assets                                                                         $573,633,094

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $560,918,438
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (356,689)
-----------------------------------------------------------------------------------------------
Distributions in excess of gains on investments (Note 1)                             (7,015,181)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           20,086,526
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $573,633,094

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($243,845,309 divided by 16,567,995 shares)                                              $14.72
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.72)*                                  $15.45
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($327,920,440 divided by 22,250,957 shares)+                                             $14.74
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($986 divided by 67 shares)+                                                             $14.72
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,866,359 divided by 126,454 shares)                                                   $14.76
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.76)**                                 $15.26
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more an on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1999
Tax exempt interest income:                                                         $32,964,997
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      3,464,735
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          708,454
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       14,435
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          9,759
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   484,858
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   565,933
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    10,685
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  28,798
-----------------------------------------------------------------------------------------------
Registration Fees                                                                         6,515
-----------------------------------------------------------------------------------------------
Auditing                                                                                 41,702
-----------------------------------------------------------------------------------------------
Legal                                                                                     6,378
-----------------------------------------------------------------------------------------------
Postage                                                                                  31,237
-----------------------------------------------------------------------------------------------
Other                                                                                    51,576
-----------------------------------------------------------------------------------------------
Total expenses                                                                        5,425,065
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (164,318)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          5,260,747
-----------------------------------------------------------------------------------------------
Net investment income                                                                27,704,250
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        537,857
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,246,346)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year              (21,829,346)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (22,537,835)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $ 5,166,415
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended July 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 27,704,250    $ 27,565,470
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                (708,489)      1,833,865
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (21,829,346)     (3,409,371)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  5,166,415      25,989,964
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (11,291,598)    (10,576,810)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (16,324,557)    (16,563,021)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                  (1)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (91,950)        (69,217)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                          (1,869,573)       (969,004)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,780,386)     (1,476,320)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (18,696)         (6,563)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    32,439,522      12,564,138
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          5,229,176       8,893,167

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   568,403,918     559,510,751
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $356,689 and
$316,312, respectively)                                                            $573,633,094    $568,403,918
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $15.40           $15.50           $14.94           $14.86           $14.67
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .72              .74(c)           .79              .81              .83
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.56)            (.04)             .67              .08              .19
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .16              .70             1.46              .89             1.02
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.72)            (.73)            (.80)            (.81)            (.82)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.12)            (.07)            (.10)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.84)            (.80)            (.90)            (.81)            (.83)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.72           $15.40           $15.50           $14.94           $14.86
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               0.96             4.63            10.09             6.06             7.21
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $243,845         $230,283         $219,265         $196,948         $184,241
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .94              .94              .92              .90              .89
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.65             4.80             5.22             5.37             5.68
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              35.60            40.38            36.13            54.58            37.62
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $15.42           $15.52           $14.96           $14.87           $14.68
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .72              .77(c)           .74              .71              .73
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.56)            (.04)             .68              .09              .20
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .16              .73             1.42              .80              .93
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.72)            (.76)            (.76)            (.71)            (.73)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.12)            (.07)            (.10)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.84)            (.83)            (.86)            (.71)            (.74)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.74           $15.42           $15.52           $14.96           $14.87
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               1.00             4.83             9.76             5.44             6.53
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $327,920         $336,286         $339,354         $354,431         $377,443
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .90              .74             1.22             1.58             1.54
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.69             5.00             4.93             4.72             5.05
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              35.60            40.38            36.13            54.58            37.62
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           July 26, 1999+
operating performance                                                                                                 to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $14.83
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.10)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.01)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $14.72
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (0.66)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                             $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .03*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                 .08*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  35.60
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          June 1, 1995+
operating performance                                                  Year ended July 31                            to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $15.39           $15.50           $14.94           $14.86           $15.11
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .66              .69(c)           .74              .76              .12
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.51)            (.04)             .67              .08             (.25)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .15              .65             1.41              .84             (.13)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.66)            (.69)            (.75)            (.76)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.12)            (.07)            (.10)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.78)            (.76)            (.85)            (.76)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.76           $15.39           $15.50           $14.94           $14.86
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               0.91             4.24             9.76             5.74            (0.87)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $1,866           $1,835             $892             $325              $17
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.24             1.24             1.22             1.19              .14*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.35             4.50             4.87             4.99              .73*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              35.60            40.38            36.13            54.58            37.62
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
July 31, 1999

Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C, and class M shares. The fund began offering class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares pay a higher ongoing distribution fee than class B shares, and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gain or loss on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 1999, the fund had a capital loss carryover of approximately $468,000 available to offset future net capital gain, if any, which will expire on July 31, 2007.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable, and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1999, the fund reclassified $36,521 to increase distributions in excess of net investment income and $36,521 to decrease distributions in excess of gains on investments. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management Inc., ("Putnam Management") the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter. On June 4, 1999, the Trustees approved a management fee schedule to become effective July 1, 1999, based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the initial tiers mentioned above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam Investments Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended July 31, 1999, fund expenses were reduced by $164,318 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $845 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at annual rates up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 1.00% and 0.50% of the average net assets attributable to class A, class C and class M shares, respectively. Effective April 21, 1999, the Trustees approved reinstatement of payment by the fund to an annual rate of 0.60% of the average net assets attributable to class B shares.

For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $32,325 and $1,398 from the sale of class A and class M shares, respectively and $371,865 and no monies in contingent deferred sales charges from redemptions of class B and class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $9,702 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended July 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $244,450,558 and $205,954,639, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,977,221        $60,892,766
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      502,787          7,716,895
-----------------------------------------------------------------------------
                                                 4,480,008         68,609,661

Shares
repurchased                                     (2,863,444)       (43,724,849)
-----------------------------------------------------------------------------
Net increase                                     1,616,564        $24,884,812
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,565,662        $54,957,758
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      422,298          6,519,264
-----------------------------------------------------------------------------
                                                 3,987,960         61,477,022

Shares
repurchased                                     (3,182,810)       (48,957,254)
-----------------------------------------------------------------------------
Net increase                                       805,150        $12,519,768
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,994,939        $77,030,641
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      772,327         11,885,935
-----------------------------------------------------------------------------
                                                 5,767,266         88,916,576

Shares
repurchased                                     (5,322,327)       (81,482,473)
-----------------------------------------------------------------------------
Net increase                                       444,939        $ 7,434,103
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,236,109        $65,348,127
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      710,130         10,974,575
-----------------------------------------------------------------------------
                                                 4,946,239         76,322,702

Shares
repurchased                                     (5,006,852)       (77,226,385)
-----------------------------------------------------------------------------
Net decrease                                       (60,613)       $  (903,683)
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                             to July 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                             67            $ 1,000
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                        67              1,000

Shares
repurchased                                             --                 --
-----------------------------------------------------------------------------
Net increase                                            67            $ 1,000
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         52,454          $ 814,919
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        4,593             70,350
-----------------------------------------------------------------------------
                                                    57,047            885,269

Shares
repurchased                                        (49,771)          (765,662)
-----------------------------------------------------------------------------
Net increase                                         7,276          $ 119,607
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        102,035         $1,568,065
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        4,074             62,868
-----------------------------------------------------------------------------
                                                   106,109          1,630,933

Shares
repurchased                                        (44,505)          (682,880)
-----------------------------------------------------------------------------
Net increase                                        61,604         $  948,053
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]**

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


AN043-54559 035/438/629/849 9/99